Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
INCOME TAXES

9. INCOME TAXES

The income tax provision, for the years ended December 31, differs from that computed using the statutory income tax rate for the following reasons:

millions of Canadian dollars	2017	2016
Income before provision for income taxes	$819	$244
Statutory income tax rate	31%	31%
Income taxes, at statutory income tax rate	254	76
Revaluation of US non-regulated deferred income taxes	317	-
Deferred income taxes on regulated income recorded as regulatory assets and regulatory liabilities	(54)	(47)
Foreign tax rate variance	36	(5)
Financing deductions	(17)	(17)
Tax effect of equity earnings	(12)	(10)
Manufacturing and investment allowances	(8)	(7)
Non-taxable portion of gains on APUC transactions	-	(34)
Non-deductible portion of foreign exchange and mark-to-market adjustments related to the TECO Energy acquisition	-	21
Other	4	1
Income tax expense (recovery)	$520	$(22)
Effective income tax rate	63%	(9%)

The statutory income tax rate of 31 per cent represents the combined Canadian federal and Nova Scotia and New Brunswick provincial corporate income tax rates, which are the relevant tax jurisdictions for Emera.

On December 22, 2017, the US Tax Cuts and Jobs Act of 2017 (“the Act”) was signed into legislation. The Act includes a broad range of legislative changes including a reduction of the US federal corporate income tax rate from 35 per cent to 21 per cent effective January 1, 2018, limitations on the deductibility of interest and 100 per cent expensing of qualified property. The Act provides an exemption to regulated electric and gas utilities from the limitations on the deductibility of interest and the 100 per cent expensing of qualified property.

As a result of the Act being enacted during 2017, the Company is required to revalue its United States deferred income tax assets and liabilities based on the new 21 per cent tax rate.  The Company has recognized an estimated $317 million income tax expense in 2017 as a result of the revaluation of its US non-regulated net deferred income tax assets.  The Company has also reduced its US regulated net deferred income tax liabilities by an estimated $1.1 billion and recorded an equivalent regulatory liability since the benefit of lower US taxes is expected to be returned to customers over time as required by the Act or by order of the applicable regulator.

As discussed above, the Company has provisionally revalued all of its US deferred tax assets and liabilities based on the rates they are expected to reverse at in the future, which is generally 21 per cent for US federal tax purposes.  The December 31, 2017 balances of deferred tax assets and deferred tax liabilities that have been revalued are $1.3 billion and $1.8 billion, respectively. The Company is still analyzing certain aspects of the Act, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts.  Further adjustments, if any, will be recorded by the Company during the measurement period in 2018 as permitted by SEC Staff Accounting Bulletin 118, Income tax Accounting Implications of the Tax Cuts and Jobs Act.

The following reflects the composition of taxes on income from continuing operations presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2017	2016
Current income taxes
Canada	$24	$13
United States	24	18
Other	3	15
Deferred income taxes
Canada	3	(113)
United States	384	151
Other	(1)	-
Operating loss carry forwards
Canada	(40)	(2)
United States	(194)	(104)
Revaluation of US non-regulated deferred income taxes
United States	317	-
Income tax expense (recovery)	$520	$(22)

The following reflects the composition of income before provision for income taxes presented in the Consolidated Statements of Income for the years ended December 31:

millions of Canadian dollars	2017	2016
Canada	$88	$71
United States	693	44
Other	38	129
Income before provision for income taxes	$819	$244

The deferred income tax assets and liabilities presented in the Consolidated Balance Sheets as at December 31 consisted of the following:

millions of Canadian dollars	2017	2016
Deferred income tax assets:
Tax loss carry forwards	$853	$1,036
Tax credit carry forwards	314	318
Regulatory liabilities - cost of removal	208	388
Pension and post-retirement liabilities	124	153
Derivative instruments	107	150
Other	394	490
Total deferred income tax assets before valuation allowance	2,000	2,535
Valuation allowance	(105)	(58)
Total deferred income tax assets after valuation allowance	$1,895	$2,477
Deferred income tax (liabilities):
Property, plant and equipment	$(2,321)	$(3,553)
Derivative instruments	(155)	(202)
Other	(292)	(269)
Total deferred income tax liabilities	$(2,768)	$(4,024)
Consolidated Balance Sheets presentation:
Long-term deferred income tax assets	$138	$125
Long-term deferred income tax liabilities	(1,011)	(1,672)
Net deferred income tax liabilities	$(873)	$(1,547)

For regulated entities, to the extent deferred income taxes are expected to be recovered from or returned to customers in future rates, a regulatory asset or liability is recognized, unless specifically directed otherwise by a regulator. These amounts include a gross up to reflect the income tax associated with future revenues required to fund these deferred income tax liabilities, and the income tax benefits associated with reduced revenues resulting from the realization of deferred income tax assets.

Emera’s gross net operating loss (“NOL”) carry forwards, capital loss carry forwards and tax credit carry forwards as at December 31, consisted of the following:

millions of Canadian dollars	2017	2016
Canada
NOL	$532	$199
Capital loss	77	77
United States
Federal NOL	$2,926	$2,595
State NOL	1,271	1,183
Capital loss	13	14
Tax credit	314	318
Other
NOL	$29	$22

The following table summarizes as at December 31, 2017 the deferred tax assets associated with NOL, capital loss and tax credit carry forwards and the associated expiration periods, and the valuation allowances for amounts which Emera has determined that realization is uncertain:

	Deferred Tax	Valuation	Net Deferred	Expiration
millions of Canadian dollars	Asset	Allowance	Tax Asset	Period
Canada
NOL	$164	$(80)	$84	2027-2037
Capital loss	16	(16)	-	Indefinite
United States
Federal NOL	$602	$-	$602	2024-2037
State NOL	65	(2)	63	2024-2037
Capital loss	2	(2)	-	2018-2019
Tax credit	314	-	314	2019-Indefinite
Other
NOL	$4	$(4)	$-	2018-2024

Considering all evidence regarding the utilization of the Company’s deferred income tax assets, it has been determined that Emera is more likely than not to realize all recorded deferred income tax assets, except for the loss carry forwards noted above and unrealized capital losses on certain investments. A valuation allowance of $105 million has been recorded as at December 31, 2017 (2016 - $58 million) related to the loss carry forwards and investments.

The following table provides details of the change in unrecognized tax benefits for the years ended December 31 as follows:

millions of Canadian dollars	2017	2016
Balance, January 1	$18	$6
Increases due to tax positions related to current year	1	12
Balance, December 31	$19	$18

The total amount of unrecognized tax benefits as at December 31, 2017 was $19 million (2016 - $18 million), which would affect the effective tax rate if recognized. The total amount of accrued interest with respect to unrecognized tax benefits was $1 million (2016 - $1 million). No penalties have been accrued. The balance of unrecognized tax benefits could change in the next twelve months as a result of resolving Canada Revenue Agency (“CRA”) and Internal Revenue Service audits. A reasonable estimate of any change cannot be made at this time.

The Company intends to indefinitely reinvest earnings from certain foreign operations. Accordingly, US and non-US income and withholding taxes for which deferred taxes might otherwise be required have not been provided for on a cumulative amount of temporary differences related to investments in foreign subsidiaries of approximately $822 million as at December 31, 2017 (2016 - $667 million). It is impractical to estimate the amount of income and withholding tax that might be payable if a reversal of temporary differences occurred.

Emera files a Canadian federal income tax return, which includes its Nova Scotia and New Brunswick provincial income tax. Emera’s subsidiaries file Canadian, US, Barbados, St. Lucia and Dominica income tax returns. As at December 31, 2017, the Company’s tax years still open to examination by taxing authorities include 2005 and subsequent years.

NSPI and the CRA are currently in a dispute with respect to the timing of certain tax deductions for NSPI’s 2006 through 2010 taxation years. The ultimate permissibility of the tax deductions is not in dispute; rather, it is the timing of those deductions. The cumulative net amount in dispute to date is $62 million, including interest. NSPI has prepaid $23 million of the amount in dispute, as required by CRA.

Should NSPI be successful in defending its position, all payments including applicable interest will be refunded. If NSPI is unsuccessful in defending any portion of its position, the resulting taxes and applicable interest will be deducted from amounts previously paid, with the excess, if any, owing to CRA. The related tax deductions will be available in subsequent years. Should NSPI receive similar notices of reassessment for years not currently in dispute, further payments will be required; however, the ultimate permissibility of these deductions would be similarly not in dispute.

NSPI and its advisors believe NSPI has reported its tax position appropriately and NSPI is disputing the reassessments through the CRA Appeal process. NSPI continues to assess its options to resolving the dispute however the outcome of the Appeal process is not determinable at this time.